UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2021

MADISON TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51302	85-2151785
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 Park Avenue, 30th Floor
New York, NY 10022
(Address of principal executive offices) (Zip Code)

(212) 339-5888
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: ☒

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MDEX	OTC QB

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 20, 2021, Madison Technologies Inc. (the “Company” entered into a Stock Acquisition Agreement (the “Agreement)” to acquire 100% of the equity (the “Stock”) of Top Dog Productions, Inc. (“Top Dog”) from Jay Blumenfield and Anthony Marsh, the founders and 100% shareholders of Top Dog (the “Owners”). Consideration for the acquisition will be the Company’s Common Stock, and the number of shares of Common Stock issued (the “Consideration Shares”) will be subject to a “collar”, with a with a minimum number of 16,666,667 shares (in the event that the closing bid and ask price for the Common Stock on the OTCQB the trading day before the date of the closing (the “Closing”) under the Agreement (the “Closing Price”) is $0.60 or greater) and a maximum number of 25,000,000 shares (in the event the Closing Price is $0.40 or less).(with ratable adjustments for a Closing Price between 0.40 and $0.60) issuable to the Owners. From the Consideration Shares, the Company will retain an amount for potential indemnification obligations under the Agreement and for payments based on the achievement of certain milestones described in the Agreement, and the number of Consideration Shares will also be subject to ratable adjustment in the event of any stock split (reverse or forward), stock dividend or other similar action between the date of the Agreement and the Closing.

The Closing is subject to receipt of audited and other financial statements of Top Dog described in the Agreement, the execution of mutually satisfactory employment agreements with the Owners and other customary closing conditions and deliverables. The Agreement is subject to standard termination provisions, including if the Closing has not occurred within sixty (60) days of the execution of the Agreement.

A copy of the Agreement is attached hereto as Exhibit 10.1

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Stock Acquisition Agreement dated as of October 20, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2021

MADISON TECHNOLOGIES INC.

/s/ Phillip Falcone
Phillip Falcone
Chief Executive Officer

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